Lord Abbett

Investment Trust

Balanced Series


Prospectus

April 1, 1999

(As Revised August 1, 1999)

[LOGO]

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged this fund for its investment merit. It is a criminal offense to state otherwise.

Class P shares of the fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                               Table of Contents

                                   The Fund                              Page


             What you should know       Goal/Approach                      2
                    about the fund      Main Risks                         3
                                        Past Performance                   4
                                        Fees and Expenses                  4


                                Your Investment


          Information for managing      Purchases                          6
                 your fund account      Opening Your Account               8
                                        Redemptions                        9
                                        Distributions and Taxes            9
                                        Services For Fund Investors       10
                                        Sales Charges and Service Fees    11
                                        Management                        11


                           For More Information


                 How to learn more      Other Investment Techniques         12
                    about the fund      Glossary of Shaded Terms            15
                                        Recent Performance                  16


                           Financial Information


                                        Financial Highlights                17
                                        Compensation For Your Dealer        19


        How to learn more about the     Back Cover
   fund and other Lord Abbett funds

The Fund

GOAL/APPROACH

     The Balanced Fund seeks current income and capital growth. To pursue its objective, the fund invests in a portfolio of underlying funds managed by Lord Abbett. At the date of this prospectus, the underlying funds are:

     Affiliated Fund

          Uses quantitative research on a universe of large, seasoned companies to identify bargain stocks.

          Uses fundamental research to determine a company's prospects for exceeding the earnings expectations reflected in its stock price.

     Bond-Debenture Fund

          Invests in high yield debt securities, sometimes called "junk bonds," which entail greater risks than investments in higher-rated debt securities.

          Seeks unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks.

     Mid-Cap Value Fund

          Focuses on stocks of mid-sized companies.

          Attempts to identify undervalued stocks with potential for significant market appreciation from growing recognition of substantial improvement in financial results.

     Growth Opportunities Fund

          Uses quantitative research on a universe of mid-sized companies to identify those with superior growth possibilities.

          Uses fundamental research to verify companies likely to produce superior returns over a thirty-six month time frame, by analyzing the dynamics in each company within its industry and within the economy.

     U. S. Government Securities Fund

          Invests in U. S. Government Securities.

          Seeks high current income consistent with reasonable risk, which means that it, over time, will have a volatility approximating that of the Lehman Government Bond Index.

     The fund will decide in which of the underlying funds it will invest at any particular time, as well as the relative amounts invested in those funds. The fund may change the amounts invested in any or all of the underlying funds at any time, but will always have at least 65% of its assets in Affiliated Fund and Bond-Debenture Fund, taken together. In addition, it will always have at least 25% of its assets invested in fixed-income securities through one or more of the underlying funds. As of the fund's most recent fiscal year end, 54% of the fund's assets were in Affiliated Fund, 45% in Bond-Debenture Fund, and 1% in other assets.

     The fund and each underlying fund may take a temporary defensive position by investing some of its assets in short-term debt securities. This could reduce the benefits from any upswing in the market and prevent the fund from realizing its investment objective.

We or the fund refers to the Lord Abbett Balanced Series, ("Balanced Fund") a portfolio of Lord Abbett Investment Trust (the "company") acting as a fund of funds by investing in the underlying funds. The fund operates under the supervision of the company's Board with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

Underlying funds: currently consist of:
 Lord Abbett Affiliated Fund
 ("Affiliated Fund")
 Lord Abbett Bond-Debenture Fund
 ("Bond-Debenture Fund")
 Lord Abbett Mid-Cap Value Fund
 ("Mid-Cap Value Fund")
 Lord Abbett Growth Opportunities Fund
 ("Growth Opportunities Fund")
 U.S. Government Securities Series of Lord Abbett Investment Trust ("U.S. Government Securities Fund")

About the fund. The fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

Large companies are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Seasoned companies are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy high liquidity in the market.

Bargain stocks are stocks of companies that appear underpriced according to certain financial measures of their intrinsic worth or business prospects.

2 The Fund

MAIN RISKS

     Stock Market Risks. Three of the underlying funds, Affiliated Fund, Growth Opportunities Fund and Mid-Cap Value Fund, are subject to stock market risk
     - i.e., the possibility that stock prices will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

     Fixed-Income Securities Risks. Two of the underlying funds, Bond-Debenture Fund and U. S. Government Securities Fund, invest primarily or exclusively in fixed-income securities and thus face interest rate risk and credit risk.

          Interest Rate Risk. Generally, the prices of fixed-income securities rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. Put another way, the longer the maturity of a bond or other debt security, the greater the effect a change in interest rates is likely to have on the instrument's price.

          Credit Risk. The lower-rated bonds in which the Bond-Debenture Fund invests involve risks that the bonds' issuers may not make payments of interest and principal payments when they are due. Some issuers may default as to principal and/or interest payments after the fund purchases their securities.

     An investment in each fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in each fund, but you also have the potential to make money.

Mid-sized companies usually have market capitalizations of roughly $500 million to $5 billion, but not less than $50 million.

High yield debt securities or "junk bonds" are rated BB/Ba or lower or unrated, and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than invest-ment grade bonds and their prices can be much more volatile.

U. S. Government securities are obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities.

You should read this entire prospectus, including "Other Investment Techniques," which concisely de-scribes the other investment strategies and their risks used by the fund.

                                                                      3 The Fund

                                      Balanced Fund      Symbols: Class A -LABFX
                                                                  Class C -BFLAX
PAST PERFORMANCE

The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's class A shares' performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

[GRAPHIC OMITTED]

Best Quarter: 11.37%
Worst Quarter: -6.41%

The table below shows a comparison of the fund's class A, B and C average annual total return to that of Merrill Lynch Wilshire Capital Market Index (" MLWCM") and Russell 3000 Index (" R3000"). Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

Class          1 Year      Inception (i)         MLWCM (ii)          R3000 (ii)
--------------------------------------------------------------------------------
A                 2.50%       12.55%            20.72% (iii)      28.50% (iii)
--------------------------------------------------------------------------------
C                 6.70%       14.22%            22.25% (iv)       30.78% (iv)
--------------------------------------------------------------------------------
MLWCM            18.45%       -                 -                 -
--------------------------------------------------------------------------------
R3000            24.14%       -                 -                 -
--------------------------------------------------------------------------------

Past performance is not a prediction of future results.
----------------
(i)  The dates of inception for class: A -12/27/94; B -5/1/98; and C -7/15/96.

(ii) Performance for the unmanaged MLWCM and R3000 do not reflect transaction costs or management fees.

(iii) Represents total returns for the period 12/31/94 to 12/31/98, to correspond with class A inception date.

(iv) Represents total returns for the period 7/31/96 to 12/31/98, to correspond with class C inception date.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------------------------------------------
Fee table
-----------------------------------------------------------------------------------------------------------------
                                                             Class A        Class B        Class C       Class P
Shareholder Fees (Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-----------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                       5.75%        none           none          none
-----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases") none                          5.00% (3)      1.00%         none
-----------------------------------------------------------------------------------------------------------------
Annual Fund Operating  Expenses  (Expenses deducted from fund assets) (as a % of
-----------------------------------------------------------------------------------------------------------------
average net assets) (1)
-----------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                               0.75%        0.75%          0.75%         0.75%
-----------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees (2)                        0.35%        1.00%          1.00%         0.45%
-----------------------------------------------------------------------------------------------------------------
Other Expenses (See "Management")                                0.17%        0.17%          0.17%         0.17%
-----------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                         1.27%        1.92%          1.92%         1.37%
-----------------------------------------------------------------------------------------------------------------

     While each class of shares of the fund is expected to operate with the direct total operating expenses shown under "Fees and Expenses" above, shareholders in the fund bear indirectly the Class Y share expenses of the underlying funds in which the fund invests. The following chart provides the expense ratio for each of the underlying fund's class Y shares (based on information as of each of their most recently completed fiscal years):

                                                          Underlying Funds'
                                                            expense ratios
Lord Abbett Affiliated Fund                                         0.40%
--------------------------------------------------------------------------------
Lord Abbett Bond-Debenture Fund                                     0.60%
--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Fund                                      0.92%
--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Fund                               1.09% (4)
--------------------------------------------------------------------------------
Lord Abbett U. S. Government Securities Fund                        0.66%
--------------------------------------------------------------------------------

     Based on the expense ratios above and the percentage of the fund's assets invested in the underlying funds as of November 30, 1998, the weighted average Class Y share expense ratio for the underlying funds is 0.49% (the "underlying expense ratio"). This amount is only an approximation of the fund's underlying expense ratio, since its assets invested in each of the underlying funds changes daily.


Management fees are payable to Lord Abbett for the fund's invest-ment management. Lord Abbett is currently waiving the management fee for the fund. Lord Abbett may stop waiving the management fee at any time. The fund's most recent fiscal year total operating expenses with the fee waiver were 0.52% (class A shares), 1.17% (class B and C shares), and 0.62% (class P shares).

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as transfer agency, legal and share registration fees. The fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear certain of the fund's other expenses.
-------------------------------------
(1) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(2) Because 12b-1 distribution fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(3) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.

(4) The ratio shown above is an estimate for the current fiscal year. For its most recent fiscal year, Growth Opportunities Fund's expense ratio after fee waivers and reimbursements, and excluding any 12b-1 fees which would not be applicable to Y shares, was 0%. Without waivers and reimbursements, it would have been 1.58%.

4 The Fund

Expense example

     This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class        1 Year       3 Years             5 Years          10 Years
Class A shares      $697          $954              $1,232            $2,023
--------------------------------------------------------------------------------
Class B shares      $695          $903              $1,236            $2,076
--------------------------------------------------------------------------------
Class C shares      $295          $603              $1,036            $2,245
--------------------------------------------------------------------------------
Class P shares      $139          $434              $  750            $1,649
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares      $697          $954              $1,232            $2,023
--------------------------------------------------------------------------------
Class B shares      $195          $603              $1,036            $2,076
--------------------------------------------------------------------------------
Class C shares      $195          $603              $1,036            $2,245
--------------------------------------------------------------------------------
Class P shares      $139          $434              $  750            $1,649
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

                                                                      5 The Fund

                                Your Investment

PURCHASES

     This prospectus offers four classes of shares, classes A, B, C and P (call 800-821-5129 to find out if P shares are available in your state). These classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value ("NAV") per share next determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV, in the case of the class A shares. There is no front-end sales charge, although there is a Contingent Deferred Sales Charge in the case of the class B and C shares, as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more, or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

Front-End Sales Charges -Class A Shares

                                                                   To Compute
                              As a % of              As a % of   Offering Price
Your Investment            Offering Price     Your Investment    Divide NAV by
--------------------------------------------------------------------------------
Less than $50,000                 5.75%              6.10%            .9425
--------------------------------------------------------------------------------
$50,000 to $99,999                4.75%              4.99%            .9525
--------------------------------------------------------------------------------
$100,000 to $249,999              3.95%              4.11%            .9605
--------------------------------------------------------------------------------
$250,000 to $499,999              2.75%              2.83%            .9725
--------------------------------------------------------------------------------
$500,000 to $999,999              1.95%              1.99%            .9805
--------------------------------------------------------------------------------
$1,000,000 and over            No Sales Charge                       1.0000
--------------------------------------------------------------------------------

     Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

          Rights of Accumulation-- A Purchaser can apply the value (at public offering price) of the shares you already own to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

          Statement of Intention -- A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if you had purchased all shares at once. Shares purchased through reinvestment of dividends or distributions are not included. A statement of intention can be backdated 90 days. Current holdings under rights of accumulation can be included in a statement of intention.

     For more information on eligibility for these privileges, read the applicable sections in the attached application.

NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). The fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.


Share classes

Class A

     normally offered with a front-end sales charge

Class B

     no front-end sales charge, how-ever, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase higher annual expenses than class A shares

     automatically convert to class A shares after eight years

Class C

no front-end sales charge

     higher annual expenses than class A shares

     a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

Class P

     available to certain pension or retirement plans and pursuant to a Mutual Fund Advisory Program

6 Your Investment

     Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

          purchases of $1 million or more +

          purchases by Retirement Plans with at least 100 eligible employees +

          purchases under a Special Retirement Wrap Program +

          purchases made with dividends and distributions on class A shares of another Eligible Fund purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for class A shares purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor purchases under a Mutual Fund Advisory Program

          purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

     + These categories may be subject to a Contingent Deferred Sales Charge (" CDSC").

     Class A Share CDSC. If you buy class A shares under one of the starred (+) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund normally will collect a CDSC of 1%.

     The class A share CDSC generally will be waived for the following conditions:

          benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

          redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

     Class B Share CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

--------------------------------------------------------------------------------
Contingent Deferred Sales Charges -Class B Shares
--------------------------------------------------------------------------------
Anniversary (1) of                              Contingent Deferred Sales Charge
the day on which the                            on redemption (as % of amount
purchase order was accepted                     subject to charge)

On                                  Before
--------------------------------------------------------------------------------
                                    1st                                   5.0%
--------------------------------------------------------------------------------
1st                                 2nd                                   4.0%
--------------------------------------------------------------------------------
2nd                                 3rd                                   3.0%
--------------------------------------------------------------------------------
3rd                                 4th                                   3.0%
--------------------------------------------------------------------------------
4th                                 5th                                   2.0%
--------------------------------------------------------------------------------
5th                                 6th                                   1.0%
--------------------------------------------------------------------------------
on or after the 6th (2)                                                   None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase (class B) or before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C)

Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Benefit Payment Documentation. (class A only)

     under $50,000 -no documentation necessary

     over $50,000 -reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."

7 Your Investment

     The class B share CDSC generally will be waived under any one of the following conditions:

          benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans (documentation may be required)


          Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts death of the shareholder (natural person)


          redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)


     See "Systematic Withdrawal Plan" under "Services For Fund Investors -- Automatic Services" below for more information on CDSCs with respect to class B shares.


     Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the anniversary of the purchase of such shares.


     Class P Shares. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT

          Regular a ccount                                    $1,000

          Individual Retirement Accounts and
          403(b) Plans under the Internal Revenue Code          $250

          Uniform Gifts to Minors Account                       $250

     For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.


     Balanced Fund
     P. O. Box 419100
     Kansas City, MO 64141


     Proper Form. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U. S. dollars to our custodian bank's account.


     By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.


Important Information. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U. S. Treasury 31% of any redemption proceeds and any dividend or distribution from your account.


8 Your Investment

REDEMPTIONS


     By Broker. Call your investment professional for directions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

     By Mail. Submit a written redemption request indicating, the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

     To determine if a CDSC applies to a redemption, see "Class A Share CDSC,"" Class B Share CDSC" or "Class C Share CDSC."

DISTRIBUTIONS AND TAXES

     The fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. The fund expects to pay income dividends from investment income monthly. If a capital gain distribution is declared, the fund expects to pay it annually. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

     The tax status of any distribution is the same regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

Federal Taxability Of Distributions
Type of               Tax rate for taxpayer      Tax rate for taxpayer subject
distribution          subject to 15% bracket     to 28% bracket or above
--------------------------------------------------------------------------------
Income                Ordinary                   Ordinary
dividends             income rate                income rate
--------------------------------------------------------------------------------
Short-term            Ordinary                   Ordinary
capital gains         income rate                income rate
--------------------------------------------------------------------------------
Long-term
capital gains            10%                       20%
--------------------------------------------------------------------------------

     Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

     Annual Information - Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. The fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by the fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best interest to do so.

Taxes on Transactions. The chart at left also can provide a "rule of thumb" guide for your potential U. S. federal tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.

9 Your Investment

SERVICES FOR FUND INVESTORS


                      AUTOMATIC SERVICES


                           Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services when filling out your application or by calling 800-821-5129.




------------------------------------------------------------------------------------------------
For investing
Invest-A-Matic       You can make fixed, periodic investments ($50 minimum) into your fund
(Dollar-cost         account by means of automatic money transfers from your bank checking
averaging)           account. See the attached application for instructions.

Div-Move             You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

Systematic           You can make regular withdrawals from most Lord Abbett funds. Automatic
Withdrawal           cash withdrawals can be paid to you from your account in fixed or variable
Plan ("SWP")         amounts. To establish a plan, the value of your shares must be at least
                     $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.

Class B shares       The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For class B share redemptions over 12% per year, the CDSC will apply to the entire redemption.
                     Please contact the fund for assistance in minimizing the CDSC in this situation.

Class B and          Redemption proceeds due to a SWP for class B and class C shares will be
C shares             redeemed in the order described under "Purchases."
-----------------------------------------------------------------------------------------------

OTHER SERVICES

     Telephone Investing . After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

     Exchanges. You or your investment professional can instruct your fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:


     Traditional, Rollover, Roth and Education IRAs

     Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

     Defined Contribution Plans

     Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

     Transactions by telephone may be difficult to implement in times of drastic economic or market change.


     Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the fund. Accordingly, the fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The fund also may revoke the privilege for all shareholders upon 60 days' written notice.

10 Your Investment

SALES CHARGES AND SERVICE FEES

     Sales and Service Compensation. As part of its plan for distributing shares, the fund and Lord Abbett Distributor pay sales and service compensation to Authori zed Inst itut ions that sell the fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of each fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by the fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Fees and Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities which are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead. Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

MANAGEMENT

     The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the funds, see the Statement of Additional Information.


     The fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended November 30, 1998, the fee paid to Lord Abbett was at an annual rate of .50 of 1% for the four months ended March 31, 1998. Lord Abbett waived its management fee subsequent to that date. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.


     Lord Abbett uses a team of portfolio managers and analysts acting together to manage the fund's investments. Zane E. Brown, Partner and Director of Fixed Income of Lord Abbett, heads the team, the other senior members of which include Robert G. Morris and W. Thomas Hudson, Jr., each a Partner of Lord Abbett, and Eli Salzman, Portfolio Manager. Mr. Brown has been with Lord Abbett since 1992. Messrs. Hudson and Morris have been with Lord Abbett since 1982 and 1991, respectively. Mr. Salzman joined Lord Abbett in 1997 and previously was a Vice President with Mutual of America Capital Corp. during 1997 and a Vice President with Mitchell Hutchins Asset Management, Inc. from 1986 to 1997.

12b-1 fees are payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Dis-tributor's actual expenses exceed the fee payable to it, a fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

                                                              11 Your Investment

                              For More Information

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the fund and each underlying fund and their risks.

     Adjusting Investment Exposure. The fund and each underlying fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling options and futures contracts, and rights and warrants. The fund may use these transactions to change the risk and return characteristics of each fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     Affiliated Fund. The investment objective of the Affiliated Fund is long-term growth of capital and income without excessive fluctuations in market value. The Affiliated Fund uses quantitative research to identify those large, seasoned companies whose stocks it believes represent the best bargains, fundamental research to assess a company's operating environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price, and business cycle analysis to assess the economic and interest rate sensitivity of its portfolio.

     Bond-Debenture Fund. The investment objective of the Bond-Debenture Fund is high current income and the opportunity for capital appreciation to produce a high total return. Although the Bond-Debenture Fund normally invests in high yield debt securities, at least 20% of its assets must be invested in any combination of investment grade debt securities, U. S. Government securities and cash equivalents.

     Borrowing. Each underlying fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each underlying fund may borrow only for temporary or emergency purposes, and not more than 33 1/3 % of its total assets.

     Closed-End Investment Companies. The Growth Opportunities Fund may invest in shares of closed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission.

     Diversification. Each fund is a diversified fund, which means that with respect to 75% of its total assets, it will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer.

     Financial Futures Transactions. Financial Futures are exchange-traded contract to buy or sell a standard quantity and quality of a financial instrument or index at a specific future date and price. The Growth Opportunities Fund may purchase and sell futures contracts and options. The Growth Opportunities Fund will not enter into any futures contracts or options thereon, if the aggregate market value of the securities covered by such contracts exceeds 50% of such fund's total assets.

12 For More Information

     Foreign Securities. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U. S. markets. Foreign portfolio securities may be traded on days when an underlying fund does not value them. Fund share prices could be affected on days when an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductible withholding taxes and different accounting and settlement practices.

     The Affiliated Fund may invest up to 10% of its assets, the Bond-Debenture Fund up to 20% of its assets, the Growth Opportunities Fund up to 35% of its assets and the Mid-Cap Value Fund up to 10% of its assets, measured at the time of investment in foreign securities.

     Growth Opportunities Fund. The Growth Opportunities Fund seeks capital appreciation, using a growth style of investing. This means that it favors companies that show the potential for stronger than expected earnings or growth.

     Illiquid Securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like. Each underlying fund may invest up to 15% of its assets in illiquid securities.

     Mid-Cap Value Fund. The Mid-Cap Value Fund seeks capital appreciation, primarily by investing in common stocks of mid-sized companies, using a value approach to investing. The fund selects stocks based on capital appreciation potential, without regard to current income.

     Options Transactions. A put option on securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option of the writer (seller) of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price.

     A call option on securities gives the purchaser, in return for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price.

     Options on stock indices are similar to options on equity securities except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option.

     The writer of a put option might be obligated to purchase underlying securities for more than their current market value.

     When a fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. The Growth Opportunities Fund may purchase and write put and call options on equity securities or stock indices that are traded on national securities exchanges.

     The Growth Opportunities Fund may purchase foreign currency put options and write foreign currency call options on national securities exchanges or national over-the-


                                                         13 For More Information
     counter ("OTC") markets. OTC options are generally less liquid and involve issuer credit risk. The premiums paid for Growth Opportunities foreign currency put options will not exceed 5% of the net assets of the fund. Unlisted options, together with other illiquid securities, may comprise no more than 15% of the Growth Opportunities Fund's net assets. The face value of currency call option writing or cross-hedging may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Growth Opportunities Fund to cover such call writing or (b) to be crossed.

     The Growth Opportunities Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the fund's net assets. Each fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options. In addition, the Growth Opportunities Fund may write covered call options on securities having an aggregate market value not to exceed 5% of that fund's assets.

     Each fund will write only "covered" options. The Affiliated, Bond-Debenture and Growth Opportunities Funds will only write "covered" call options on securities having an aggregate market value not to exceed 10% of the Affiliated Fund's assets, 20% of the Bond-Debenture Fund's assets and 25% of the Growth Opportunities Fund's assets.

     Portfolio Securities Lending. Each fund may lend securities to broker-dealers and financial institutions as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities, if the borrower defaults. Each fund will limit its securities loans to 30% of its total assets, except the Growth Opportunities Fund is 5% of its total assets.

     Repurchase Agreements. In a repurchase agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, the fund could lose money.

     Rights and Warrants. The Growth Opportunities Fund may invest in rights and warrants to purchase securities.

     Rights represent a privilege offered to holders of record of issued securities (usually on a pro-rata basis) for additional securities of the same class, of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuing company.

     The value of a right or warrant may not necessarily change with the value of the underlying securities, and rights and warrants cease to have value if they are not exercised prior to their expiration date.

     Rule 144A Securities. Each fund may invest in Rule 144A securities, which are securities determined by the Board to be liquid pursuant to Securities and Exchange Commission Rule 144A (the "Rule"). Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. A substantial part of the lower-rated debt market consists of Rule 144A securities, many of which are registered within a few months of their purchases. Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of a fund's liquidity during periods of decreased market interest in such securities.

14 For More Information

     U. S. Government Securities Fund. The investment objective of the U. S. Government Securities Fund is high current income consistent with reasonable risk. This means that the fund, over time, will have a volatility approximating that of the Lehman Government Bond Index. The fund does not seek growth of capital, but capital appreciation may result from efforts to secure high current income.

     When-Issued or Delayed Delivery Transactions. Each fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. The fund would do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if a fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of the fund's net asset value.

GLOSSARY OF SHADED TERMS

     Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional pay-ments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such series is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; and (4) Lord Abbett U. S. Government Securities Money Market Fund (" GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

     Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a manda-tory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

     Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe,

15 For More Information

     Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the corporation, because she is the president of the corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     Mutual Fund Advisory Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (2) who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.


     Purchaser. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     Special Retirement Wrap Program. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a Mutual Fund Advisory Program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE

     The Balanced Fund adopted a "fund of funds" format on April 1, 1998 and divided assets 60%/40% between shares of Lord Abbett Affiliated Fund (equity) and Lord Abbett Bond-Debenture Fund (fixed-income) during the third quarter of 1998. (i) In the fourth quarter of 1998, after significant equity price increases, we changed the allocation to 55% equity and 45% fixed-income. Earlier in the year, Affiliated Fund performance benefited from an increased weighting in insurance stocks, which performed well. Fund performance was also enhanced by an over-weighting in utility stocks, particularly during the third quarter. The overall strategy of Bond-Debenture Fund is to identify good bond values while being careful about credit selection. Throughout the year, Lord Abbett reduced that fund's corporate bond holdings in basic industries such as steel, paper and chemicals because Lord Abbett believed there was little opportunity for these companies to raise prices on their products. Lord Abbett emphasized industries where cash flows are steady, such as telecommunications, media and cable television providers. Lord Abbett expects that long-term returns can be enhanced due to our selection of well-managed high-yield companies, whose bonds represent particularly good value because they are currently yielding more than 6% over Treasuries.


GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR


Year 2000 Issues. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

Lord Abbett is working to avoid such problems and has received assurances from each fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and, therefore, Lord Abbett cannot eliminate altogether the possibility that it or the funds will be affected.

(i) The portfolio is actively managed and as a result, asset allocation may change from time to time.

                                                         16 For More Information

Financial Information

FINANCIAL HIGHLIGHTS

     This table describes the fund's performance for the fiscal periods indicated." Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended November 30, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


                                                                                         Class A Shares
                                                    -------------------------------------------------------------------------------
                                                                                      Period Ended November 30,
Per Share Operating Performance:                     1998                1997           1996 (d)         1996             1995 (a)

Net asset value, beginning of period               $12.80               $11.81          $11.30         $10.71           $9.52
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                .54 (e)              .47 (e)         .0312          .472            .365
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  gain on investments                                 .40                 1.15             .5208          .732           1.185
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .94                 1.62             .552          1.204           1.55
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                (.52)                (.46)           (.0420)        (.462)          (.36)
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain                (.35)                (.17)            --            (.152)            --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.87               $12.80          $11.81         $11.30          $10.71
------------------------------------------------------------------------------------------------------------------------------------
Total Return (b)                                     7.69%               14.24%           4.89% (c)     11.55%         16.32% (c)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and reimbursement        0.27% (f)            1.10% (f)       0.07% (c)      0.93%           0.37% (c)
----------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and reimbursement        0.92%                1.53%          0.11% (c)       1.59%           1.26% (c)
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                               4.28%                3.89%          0.26% (c)       4.18%           4.39% (c)
------------------------------------------------------------------------------------------------------------------------------------

                                                             Class B Shares                            Class C Shares
                                                ----------------------------------     ---------------------------------------------
                                                       Period Ended November 30,                        Period Ended November 30,
Per Share Operating Performance:                   1998 (a)              1998            1997          1996 (d)           1996 (a)

Net asset value, beginning of period               $13.14              $12.78          $11.79         $11.29            $10.73
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                              .25 (e)              .41 (e)          .35 (e)         .0067             .0349
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                       (.28)                  .40            1.15             .5298             .6346
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   (.03)                  .81            1.50             .5365             .6695
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income              (.25)                 (.39)           (.34)           (.0365)           (.0730)
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain              --                    (.35)           (.17)          --                 (.0365)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $12.86                $12.85          $12.78          $11.79            $11.29
------------------------------------------------------------------------------------------------------------------------------------
Total Return (b)                                  (0.16)% (c)            6.62%          13.14%           4.76% (c)         7.78% (c)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and reimbursement     0.61% (c)(f)           1.26% (f)       2.08% (f)       0.16% (c)         0.62% (c)
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and reimbursement      1.26% (c)             1.91%           2.51%          0.20% (c)          0.77% (c)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                             1.98% (c)             3.24%           2.88%          0.17% (c)          0.70% (c)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                  Period Ended November 30,
                                             ---------------------------------------------------------------------------------------
Supplemental Data For All Classes:                   1998                1997           1996 (d)         1996             1995 (a)

Net Assets, end of period (000)                    $57,675              $20,340         $11,406        $10,988            $5,713
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            131.36%              216.07%          10.05%        187.78%            131.80%
------------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of offering (class A shares: December 27, 1994; class B shares: May 1, 1998 and class C shares: July 15, 1996) respective class shares.

(b) Total return does not consider the effects of sales loads and assumes reinvestment of all distributions.

(c)  Not annualized.

(d)  For the one month ended November 30, 1996.

(e)  Calculated using average shares outstanding during the period.

(f) The ratios for 1998 and 1997 include expenses paid through an expense offset arrangement. See Notes to Financial Statements.

17 Financial Information

LINE GRAPH COMPARISON

Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the Merrill Lynch Wilshire Capital Market Index ("MLWCM Index"), Russell 3000 Index, 60% Russell 3000 40% Lehman Brothers Aggregate Bond Index and Lipper Balanced Funds Average assuming reinvestment of all dividends and distributions. The fund has changed the securities market index against which it compares its performance from the MLWCM Index to the Russell 3000 Index. The reason for the change is that the Russell 3000 better reflects the broader market capitalization of the stocks in which the underlying funds are permitted to invest.

[GRAPHIC OMITTED]

           Average Annual Total Return At Maximum Applicable
         Sales Charge For The Periods Ending November 30, 1998

                                1 Year                        10 Years (or Life)

Class A (3)                      1.60%                               12.31%
--------------------------------------------------------------------------------
Class C (4)                      5.55%                               13.86%
--------------------------------------------------------------------------------

(1) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 1998 using the SEC-required uniform method to compute such return.

(2) Performance for the unmanaged Merrill Lynch Wilshire Capital Market Index, Russell 3000 Index and 60% Russell 3000 40% Lehman Brothers Aggregate Bond Index does not reflect transaction costs, management fees or sales charges. Lipper Balanced Funds Average does reflect transaction costs, management fees and sales charges.

(3) The class A shares were first offered on 12/27/94. Performance reflects the deduction of a CDSC of 5.75%.

(4) The class C shares were first offered on 7/15/96. Performance reflects the deduction of a CDSC of 1% for one year and 0% for the life of class C shares.

18 Financial Information

COMPENSATION FOR YOUR DEALER

                                                               FIRST YEAR COMPENSATION

                                       Front-end
                                       sales charge               Dealer's
                                       paid by investors          concession           Service fee (1)        Total compensation (2)
Class A investments                    (% of offering price)   (% of offering price)  (% of net investment)  (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                5.75%                5.00%                     0.25%                    5.24%
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 -$99,999                                4.75%                4.00%                     0.25%                    4.24%
------------------------------------------------------------------------------------------------------------------------------------
 $100,000 -$249,999                              3.95%                3.25%                     0.25%                    3.49%
------------------------------------------------------------------------------------------------------------------------------------
 $250,000 -$499,999                              2.75%                2.25%                     0.25%                    2.49%
------------------------------------------------------------------------------------------------------------------------------------
 $500,000 -$999,999                              1.95%                1.75%                     0.25%                    2.00%
------------------------------------------------------------------------------------------------------------------------------------
 $1 million or more (3) or Retirement  Plan -100 or more eligible  employees (3)
or Special Retirement Wrap Program (3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                     no front-end sales charge        1.00%                     0.25%                    1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that           no front-end sales charge        0.55%                     0.25%                    0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that          no front-end sales charge        0.50%                     0.25%                    0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                     no front-end sales charge        0.25%                     0.25%                    0.50%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                                        Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                          no front-end sales charge        3.75%                     0.25%                    4.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                          no front-end sales charge        0.75%                     0.25%                    1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                                        Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                          no front-end sales charge        0.25%                     0.20%                    0.45%
------------------------------------------------------------------------------------------------------------------------------------

                                              ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                          no front-end sales charge      none                            0.25%                    0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                                           Percentage of average net assets (4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                          no front-end sales charge      none                            0.25%                    0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                          no front-end sales charge            0.75%                     0.25%                    1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                                           Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                          no front-end sales charge            0.25%                     0.20%                    0.45%
------------------------------------------------------------------------------------------------------------------------------------


(1) The service fee for class A and P shares are paid quarterly. The first year's service fee on class B and C shares is paid atthe time of sale.

(2) Dealer's concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears.

19 Financial Information

     More information on this fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

     Describes the fund, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions and the fund's investment strategies.


STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone. Call the fund at:
888-222-2388

By mail. Write to the fund at:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet.
Lord, Abbett & Co.
http://www.lordabbett.com

Text only versions of fund documents can be viewed online or downloaded from:
SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

Lord Abbett Investment Trust-
Balanced Series
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
-----------------------
SEC file number: 811-7988

LAIT-BAL-1-499
(4/99)